Exhibit 10.2
EXECUTION VERSION
TRADEMARK SECURITY AGREEMENT
          This TRADEMARK SECURITY AGREEMENT, dated as of April 28, 2010 (“Trademark Security Agreement”), made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), is in favor of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (in such capacity, the “Assignee”).
WITNESSETH:
          WHEREAS, the Grantors are party to a Guarantee and Collateral Agreement dated as of April 28, 2010 (the “Guarantee and Collateral Agreement”) in favor of the Assignee pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;
          NOW, THEREFORE, in consideration of the premises and to induce the initial Holders to purchase the Notes, each Grantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guarantee and Collateral Agreement. For purposes of this Trademark Security Agreement, the term “Trademarks” shall mean, collectively, all trademarks, service marks, certification marks, tradenames, corporate names, company names, business names, slogans, logos, trade dress, Internet domain names, and other source identifiers, whether statutory or common law, whether registered or unregistered, and whether established or registered in the United States or any other country or any political subdivision thereof, including, without limitation, each registration and application identified on Schedule 1 hereto, together with any and all (i) registrations and applications for any of the foregoing, (ii) goodwill connected with the use thereof and symbolized thereby, (iii) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (iv) reissues, continuations, extensions and renewals thereof and amendments thereto, (v) income, fees, royalties, damages and payments now or hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions, misappropriations, or other violations thereof, (vi) rights to sue or otherwise recover for past, present and future infringements, misappropriations, dilutions or other violations thereof, and (vii) rights corresponding thereto throughout the world.
          SECTION 2. Grant of Security Interest in Trademark Collateral. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations:
          (a) all Trademarks of such Grantor, including, without limitation, the registered and applied-for Trademarks of such Grantor listed on Schedule 1 attached hereto; and

          (b) to the extent not covered by clause (a), all Proceeds of any of the foregoing;
provided, that (i) this Trademark Security Agreement shall not constitute a grant of a security interest in any property to the extent that and for as long as such grant of a security interest (A) is prohibited by any Requirement of Law, (B) requires a filing with or consent from any Governmental Authority pursuant to any Requirement of Law that has not been made or obtained, (C) constitutes a breach or default under or results in the termination of, or requires any consent not obtained under, any lease, license or agreement, except to the extent that such Requirement of Law or provisions of any such lease, license or agreement is ineffective under applicable law or would be ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC to prevent the attachment of the security interest granted hereunder, (D) any United States Trademark applications filed on the basis of a Grantor’s intent-to-use such mark, in each case, unless and until evidence of the use of such Trademark in interstate commerce is submitted to the PTO, but only if and to the extent that the granting of a security interest in such application would result in the invalidation of such application, provided, that to the extent such application is excluded from the Collateral, upon the submission of evidence of use of such Trademark to the PTO, such Trademark application shall automatically be included in the Collateral, without further action on any party’s part; or (E) is in Capital Stock which is specifically excluded from the definition of Pledged Stock by virtue of the proviso to such definition; and (ii) the security interest granted hereby (x) shall attach at all times to all proceeds of such property, (y) shall attach to such property immediately and automatically (without need for any further grant or act) at such time as the condition described in clause (i) ceases to exist and (z) to the extent severable shall in any event attach to all rights in respect of such property that are not subject to the applicable condition described in clause (i).
          SECTION 3. Guarantee and Collateral Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Assignee pursuant to the Guarantee and Collateral Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Assignee with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall govern.
          SECTION 4. Recordation. Each Grantor hereby authorizes and requests that the Commissioner of Patents and Trademarks record this Trademark Security Agreement.
          SECTION 5. Termination. (a) At such time as the Obligations have been paid in full, the Collateral shall be released from the Liens created hereby, and this Trademark Security Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder and execute and deliver to such Grantor such documents (in form and substance reasonably satisfactory to the Collateral Agent) as such Grantor may reasonably request to evidence such termination.

          (b) If any of the Collateral is sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Indenture and delivery of an Officer’s Certificate and Opinion of Counsel in accordance with the Indenture, then the Lien created pursuant to this Trademark Security Agreement in such Collateral shall be released, and the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of such Collateral (not including Proceeds thereof) from the security interests created hereby. At the request and sole expense of the Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Indenture; provided that the Company shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with an Officer’s Certificate and Opinion of Counsel in accordance with the Indenture.
          SECTION 6. GOVERNING LAW. THIS TRADEMARK SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. Counterparts. This Agreement may be executed by one or more of the parties to this Trademark Security Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Trademark Security Agreement by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Trademark Security Agreement signed by all the parties shall be lodged with the Company, the Trustee and the Collateral Agent.
[Remainder of This Page Intentionally Left Blank.]

          IN WITNESS WHEREOF, each Grantor has caused this TRADEMARK SECURITY AGREEMENT to be executed and delivered by its duly authorized officer as of the date first above written.

MERGE HEALTHCARE INCORPORATED, as Grantor
By:	/s/ Ann Mayberry-French
	Name:	Ann Mayberry-French
	Title:	Secretary

CEDARA SOFTWARE (USA) LIMITED, as Grantor
By:	/s/ Ann Mayberry-French
	Name:	Ann Mayberry-French
	Title:	Secretary

AMICAS, INC., as Grantor
By:	/s/ Steven Oreskovich
	Name:	Steven Oreskovich
	Title:	Chief Financial Officer

EMAGEON INC., as Grantor
By:	/s/ Steven Oreskovich
	Name:	Steven Oreskovich
	Title:	Chief Financial Officer

[Signature Page to Trademark Security Agreement]

CAMTRONICS MEDICAL SYSTEMS, LTD., as Grantor
By:	/s/ Steven Oreskovich
	Name:	Steven Oreskovich
	Title:	Chief Financial Officer

ULTRAVISUAL MEDICAL SYSTEMS CORPORATION, as Grantor
By:	/s/ Steven Oreskovich
	Name:	Steven Oreskovich
	Title:	Chief Financial Officer

MERGE EMED, INC., as Grantor
By:	/s/ Ann Mayberry-French
	Name:	Ann Mayberry-French
	Title:	Secretary

[Signature Page to Trademark Security Agreement]

Accepted and Agreed:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Assignee

By:	/s/ Yolanda Ash
	Name:	Yolanda Ash
	Title:	Associate

[Signature Page to Trademark Security Agreement]